                                                                   EXHIBIT 10.13

[LOGO OF CB RICHARD ELLIS]

ARTICLE ONE: BASIC TERMS

  This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

  Section 1.01. Date of Lease:                  June 1, 1998
                              --------------------------------------------------

  Section 1.02. Landlord (include legal entity): Steve R. and Barbara A. Keeling
                                                 -------------------------------

--------------------------------------------------------------------------------
Address of Landlord: 3746 Amaryllis Drive, San Diego, California 92106
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.03. Tenant (include legal entity):  LXN Corporation, a Delaware
                                                --------------------------------
Corporation
--------------------------------------------------------------------------------
Address of Tenant:  5893 Oberlin Drive, Suite 105, San Diego, California 92121
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.04. Property: The Property is part of Landlord's multi-tenant real property development known as
                  6325 Lusk Boulevard, San Diego, California 92121
--------------------------------------------------------------------------------
and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description) 6325 Lusk Boulevard,
                                                     ---------------------------
consisting of approximately 49,942 square feet. Tenant's leased premises
--------------------------------------------------------------------------------
consists of approximately 31,849 square feet.  NIVN=62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.05. Lease Term:  Five (5)  years  No. (0)  months beginning on
                            ----------       ---------
December 1, 1998 or such other date as is specified in this Lease, and ending on
----------------
November 30, 2003
--------------------------------------------------------------------------------

  Section 1.06. Permitted Uses:  (See Article Five)  Office, research and
                                                     ---------------------------
development, manufacturing, and other uses permitted in the M1-B zoning.
--------------------------------------------------------------------------------

  Section 1.07. Tenant's Guarantor: (if none, so state)  None
                                                         -----------------------

  Section 1.08. Brokers: (See Article Fourteen) (if none, so state)
Landlord's Broker:  CB Richard Ellis, Inc.
                   -------------------------------------------------------------
Tenant's Broker:    CB Richard Ellis, Inc.
                   -------------------------------------------------------------

  Section 1.09. Commission Payable to Landlord's Broker: (See Article Fourteen) $ Per agreement with CB Richard Ellis, Inc.
  ------------------------------------------------------------------------------

  Section 1.10. Initial Security Deposit: (See Section 3.03) $  See Additional
                                                                ----------------
Terms Rider
--------------------------------------------------------------------------------

  Section 1.11. Vehicle Parking Spaces Allocated to Tenant: (See Section 4.05) Ninety-six (96)
--------------------------------------------------------------------------------

  Section 1.12. Rent and Other Charges Payable by Tenant:

  (a) BASE RENT: Thirty-five thousand thirty-four and NO/100------------ Dollars
                 -------------------------------------------------------
($35,034.00-------) per month for the first  twelve (12)  months, as provided in
-------------------                         -------------
Section 3.01, and shall be increased on the first day of the  13th, 25th, 37th,
                                                             -------------------
and 49th month(s) after the Commencement Date, either (i) as provided in Section
--------
3.02, or (ii) by a fixed rate of four percent (4%) per annum.  If (ii) is
              ----------------------------------------------
completed, then (i) and Section 3.02 are inapplicable.)

  (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Tenant's Initial Pro Rata Share of Common Area Expenses 64 % (See Section
                                                        ----
4.05); (v) Impounds for Insurance Premiums and Property Taxes (See Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).

  Section 1.13. Landlord's Share of Profit on Assignment or Sublease: (See
Section 9.05)  fifty  percent (  50  %) of the Profit (the "Landlord's Share").
              -------          ------

  Section 1.14. Riders: The following Riders are attached to and made a part of this Lease: (If none, so state)
                               -------------------------------------------------
  (1) Option to Extend Term Lease Rider
--------------------------------------------------------------------------------
  (11) Additional Terms Lease Rider
--------------------------------------------------------------------------------
  (111) Leased Premises
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       1

                                                                  /s/ MB 8/27/98
(C) 1988 Southern California Chapter   SIOR/TM/          Initials ______________
         of the Society of Industrial                             /s/ SK 8/27/98
         and Office Realtors,(R) Inc.                             ______________

                            (Multi-Tenant Net Form)

[LOGO OF CB RICHARD ELLIS]  Industrial Real Estate Lease
                            (Multi-Tenant Facility)
                            CB Richard Ellis, Inc.
                            LICENSED REAL ESTATE BROKER

ARTICLE ONE: BASIC TERMS

  This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

  Section 1.01. Date of Lease:                June 1, 1998
                                ------------------------------------------------
  Section 1.02. Landlord (include legal entity): Steve R. and Barbara A. Keeling
                                                --------------------------------

--------------------------------------------------------------------------------
Address of Landlord:  3746 Amaryllis Drive, San Diego, California 92106
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.03. Tenant (include legal entity):   LXN Corporation, a Delaware
                                               ---------------------------------
Corporation
--------------------------------------------------------------------------------
Address of Tenant:  5893 Oberlin Drive, Suite 105, San Diego, California 92121
                  --------------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.04. Property: The Property is part of Landlord's multi-tenant real property development known as 6325 Lusk Boulevard, San Diego, California 92121
                              --------------------------------------------------

--------------------------------------------------------------------------------
and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description)
                                                    ----------------------------
    6325 Lusk Boulevard, consisting of approximately 30,000 square feet
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Section 1.05. Lease Term: Five (5) years No (0) months beginning on December
                            --------       ------                     ---------
1, 1998 or such other date as is specified in this Lease, and ending on November
-------                                                                 --------
30, 2003
--------------------------------------------------------------------------------

  Section 1.06. Permitted Uses: (See Article Five) Office, research and
                                                   ----------------------------
development, manufacturing, and other uses permitted in the M1-B zoning.
--------------------------------------------------------------------------------

  Section 1.07. Tenant's Guarantor: (If none, so state)    None
                                                        ------------------------

  Section 1.08. Brokers: (See Article Fourteen)(if none, so state)
Landlord's Broker:    CB Richard Ellis, Inc.
                  --------------------------------------------------------------
Tenant's Broker:      CB Richard Ellis, Inc.
                  --------------------------------------------------------------

  Section 1.09. Commission Payable to Landlord's Broker: (See Article Fourteen) $ Per agreement with CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

  Section 1.10. Initial Security Deposit: (See Section 3.03) $ See Additional
                                                               -----------------
Terms Rider
--------------------------------------------------------------------------------

  Section 1.11. Vehicle Parking Spaces Allocated to Tenant: (See Section 4.05) Eighty-nine (89)
--------------------------------------------------------------------------------

  Section 1.12. Rent and Other Charges Payable by Tenant:

    (a) BASE RENT: Thirty-three thousand and No/100-------- Dollars ($33,000.00)
                  -----------------------------------------         ------------
per month for the first twelve (12) months, as provided in Section 3.01, and
                        ----------
shall be increased on the first day of the 13th, 25th, 37th, and 49th month(s)
                                           --------------------------
after the Commencement Date, either (i) as provided in Section 3.02, or (ii)
by a fixed rate of four percent (4%) per annum. (If (ii) is completed, then (i)
----------------------------------------------
and Section 3.02 are inapplicable.)

    (b) OTHER PERIODIC PAYMENTS: (i) Real Property Tax (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Tenant's Initial Pro Rata Share of Common Area Expenses 60.07---------% (See
                                                        ---------------
Section 4.05); (v) Impounds for Insurance Premiums and Property Taxes (See
Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).

  Section 1.13. Landlord's Share of Profit on Assignment or Sublease: (See
Section 9.05) Fifty percent (.50-----------%) of the Profit (the "Landlord's
              -----          ---------------
Share").

  Section 1.14. Riders: The following Riders are attached to and made a part of this Lease: (If none, so state)
                               -------------------------------------------------
(i) Option to Extend Term Lease Rider
--------------------------------------------------------------------------------
(ii) Additional Terms Lease Rider
--------------------------------------------------------------------------------

                                       1

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

ARTICLE TWO: LEASE TERM

     Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term. Unless advanced or delayed under any provision of this Lease.

     Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60)-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to tenant is delayed, Landlord and Tenant shall, upon such delivery, mutually execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease.

     Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for an indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

     Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.03. Security Deposit; Increases.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.0 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.


                                       2

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

     Section 3.04. Termination; Advance Payments. Upon termination of this Lease, under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02. Property Taxes.

     (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes so long as Tenant is provided the tax bill fifteen (15) days prior to said delinquency date. Within such ten (10) -day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d) Personal Property Taxes.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04. Insurance Policies.

     (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use of occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increase liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value and provide upon written request by Tenant evidence of said insurance within fifteen (15) days after such request is made by Tenant. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) Payment of Premiums. Subject to Section 4.08, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). For insurance policies

                                       3

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
maintained by Landlord which cover improvements on the entire Project, Tenant shall be liable for Tenant's prorated share of the premiums, in accordance with the formula in Paragraph 4.05(e) for determining Tenant's share of Common Area costs. If insurance policies maintained by Landlord cover improvements on real property other than the Project, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date. Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04. At lease thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

    (d) General Insurance Provisions.

        (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

        (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

        (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

        (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waive of subrogation.

    Section 4.05. Common Areas; Use, Maintenance and Costs.

    (a) Common Areas. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leasable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities. Tenant acknowledges that such activities may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property.

    (b) Use of Common Areas. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

    (c) Specific Provision re: Vehicle Parking. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in
Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in the parking area than the number set forth in Section
1.11 of this Lease, such conduct shall be a material breach of this Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.

    (d) Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Tenant shall pay Tenant's pro rata share (as determined below) of all costs incurred by Landlord for the operation and maintenance of the Common Areas. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance


                                       4

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
of the Common Areas: fees for required licenses and permits: repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the gross rents of the Project for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas.

     (e) Tenant's Share and Payment. Tenant shall pay Tenant's annual pro rata share of all Common Area costs (prorated for any fractional month) upon written notice from the Landlord that such costs are due and payable, and in any event prior to delinquency. Tenant's pro rata share shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.04 of the Lease, by the aggregate square foot area if the Project which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's initial pro rata share is set out in Paragraph 1.12(b). Any changes in the Common Area costs and/or the aggregate area of the Project leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant as Common Area costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all maintenance and repair costs for which Tenant is liable under Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. At Landlord's election, such statements of estimated Common Area costs shall be delivered monthly, quarterly or at any other periodic intervals to be designated by Landlord. Landlord may adjust such estimates at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within sixty (60) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Common Area costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period.

     Section 4.06. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such cots may include, but are not limited to processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. Interest on Past Due Obligations. Any amount owned by Tenant to Landlord which is not paid when due shall bear interest at the rate of twelve percent (12%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08. Impounds for Insurance Premiums and Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12)-month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate* the amount of real property taxes and insurance and premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease. *along with documentation as to how such estimate was calculated.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. Permitted Uses. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. Hazardous Material. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property. Landlord will warrant to Tenant that the Property is free of Hazardous Materials as defined above at the time Landlord delivers the Premises for the construction of Tenant improvements.

     Section 5.04. Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.05. Indemnity. *Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or *With the exception of gross negligence or willful misconduct on the part of the Landlord, Landlord's agents or assignees,


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(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

     Section 5.06. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior written notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property, during the last nine months of the Lease term on Suite A.

     Section 5.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01 Existing Conditions. Landlord will warrant that all current building systems and subsystems are in good working order as of the date Landlord turns over the space to Tenant for Tenant Improvement Work, including HVAC, electrical, mechanical, and plumbing, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease. Landlord warrants that the building was designed and built to code as of 1990.

     Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant. Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

     Section 6.03.  Landlord's Obligations.

     (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundations, exterior walls and roof of the Property (including painting the exterior surface of the exterior walls of the Property not more often than once every five (5) years, if necessary) and all the components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the Project. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall make repairs under this Section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

     (b) Tenant shall pay or reimburse Landlord for all costs Landlord incurs under Paragraph 6.03(a) above as Common Area costs as provided for in Section
4.05 of the Lease. Tenant waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

     Section 6.04.  Tenant's Obligations.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural (only to the extent that Tenant's occupancy causes damage to the structure), nonstructural, interior, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored. Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor, unless Landlord maintains such equipment under Section 6.03 above. If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

     (b)  Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior written notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

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(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

   Section 6.05.  Alterations, Additions, and Improvements.

   (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Twenty Thousand Dollars ($20,000.00) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, or improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor, materials and lien releases.


  (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

  Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (except those approved by Landlord in writing) prior to the expiration of the Lease and to restore the Property to its condition depicted by the mutually approved final Space Plan, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

  Section 7.01. Partial Damage to Property.

  (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than thirty-five percent (35%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and landlord shall repair the damage as soon as reasonably possible. landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

  (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage within one hundred eighty (180) days, in which case this Lease shall remain in full force and effect; or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant in writing within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if damage caused by Tenant) (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If Landlord has not substantially completed the repairs within one hundred eighty (180) days per (i) above, then Tenant may elect to cancel the Lease.

  (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

  Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

  Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.


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         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

     Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than fifteen percent (15%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in
Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. Any change in Tenant's ownership that affects the financial condition of Tenant in a negative manner shall require Landlord's consent.

     Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. Offer to Terminate. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

     Section 9.05. Landlord's Consent.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee. Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b) If Tenant assigns or subleases, the following shall apply:

     (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the

                                       8

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(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
case of a sublease of less than all the Property is the rent allocable to the sublease space as a percentage on a square footage basis.

    (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records relating to the Property to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

  Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine. Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

  Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

  Section 10.02. Defaults. Tenant shall be in material default under this Lease:

  (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

  (b) If Tenant fails to pay rent or any other charge when due more than three
(3) times during the term including 10 day grace period stated in 4.06;

  (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

  (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within
(30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

  (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

  Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

  (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of termination; (ii) the worth at the time of the award in the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of
(i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

  (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

  (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

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         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

     Section 10.05. Automatic Termination. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of any unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease: the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust of mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. Estoppel Certificates

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms of provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord
                             --------------------------------------
may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b)  If Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, but no more than quarterly Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE. LEGAL COSTS

     Section 12.01. Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a

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         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs except in case of [COPY CUT OFF]. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property of any portion thereof.

     Section 13.02. Landlord's Liability; Certain Duties.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord ant to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) -day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. Interpretation. The captions of the Articles of Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.10. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general

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         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)
partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

  Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

  Section 13.12. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

  Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

  Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN:  BROKERS

  Section 14.01. Broker's Fees. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in
Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

  Section 14.02. Protection of Brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

  Section 14.03. Agency Disclosure; No Other Brokers. Landlord and Tenant each warrant that they have dealt with no other real estate broker(s) in connection with this transaction except: CB RICHARD ELLIS, INC., who represents
                              ----------------------
the Landlord, and CB Richard Ellis, Inc., who represents the Tenant.
------------      ----------------------                 ----------

  In the event that CB RICHARD ELLIS, INC. represents both Landlord and Tenant,
                    ----------------------
Landlord and Tenant hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

ARTICLE FIFTEEN: COMPLIANCE

  The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

  ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


                                      12

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         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

        Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                                "LANDLORD"
           7/31, 1998                   Steven R. and Barbara A. Keeling
Signed on ____________________          ________________________________

at___________________________.          ________________________________

                                            /s/ Steven R. Keeling
                                        By: ____________________________
                                              Owner
                                        Its:____________________________

                                        By: ____________________________

                                        Its:____________________________

                                                 "TENANT"

           7/31, 1998                   LXN Corporation,
Signed on ____________________          ________________________________
                                        a Delaware Corporation
at___________________________.          ________________________________

                                              /s/ Randy Nelson
                                        By: ____________________________
                                              President & CEO
                                        Its:____________________________

                                        By: ____________________________

                                        Its:____________________________

        IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.
        THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL
AND OFFICE REALTORS(R), INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R), INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION, LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.



                                      13
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         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

[LETTERHEAD OF CB RICHARD ELLIS]

                      OPTION TO EXTEND TERM LEASE RIDER
                            CB Richard Ellis, Inc.

                          LICENSED REAL ESTATE BROKER

        This Rider is attached to and made part of that certain Lease (the "Lease") dated June 1, 1998 between Steven R. Keeling, as Landlord, and LXN
                                    -----------------                   ---
Corporation, a Delaware Corporation, as Tenant, covering the property commonly
-----------------------------------
known as 6325 Lusk Boulevard, San Diego, California 92121 (the "Property"). The
         ------------------------------------------------
terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.  Option(s) to Extend Term.

    1.  Grant of Option.

    Landlord hereby grants to Tenant one (1) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of five (5) years each (the "Extension(s)"), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below, a Rental Rate of ninety five percent (95%) of the Fair Market Rate, including annual increases, and a Tenant Improvement refurbishment allowance of $150,000.00. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred eighty (180) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of the Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Lease Term and all preceding Extensions.

    2.  Personal Options.

        The Option(s) are personal to the Tenant named in Section 1.03 of the Lease or any Tenant's Affiliate described in Section 9.02 of the Lease. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to an entity other than a Tenant Affiliate prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to an entity other than a Tenant Affiliate after the exercise of an Option but prior to the commencement of the respective Extension (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse and the Lease Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with Article 9 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

B.  Calculation of Rent.

    The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE METHOD UPON EXECUTION OF THE LEASE):

    [_] 1. Cost of Living Adjustment (Section B.1, below)
           Rental Adjustment Date(s): The first day of the _____________ month(s) of the ________________________ Extension(s) of the Lease Term.

    [X] 2. Fair Rental Value Adjustment (Section B.2, below) as determined by appraiser [X] or broker [_]. Rental Adjustment Date(s): The first day of the commencement of the Option Term.
                  -------------------------------

    [_] 3. Fixed Adjustment
           The Base Rent shall be increased to the following amounts (the "Adjusted Base Rent(s)") on the dates (the "Rental Adjustment Date(s)") set forth below:

               Rental Adjustment Date(s)              Adjusted Base Rent(s)

             ______________________________      $____________________________

             ______________________________      $____________________________

             ______________________________      $____________________________

             ______________________________      $____________________________

                                       1

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

  2. Fair Rental Value Adjustment

  The Base Rent shall be increased on the [???](s) specified in Section B.2, above (the [???] "fair rental value" of the Property, determined in the following manner:

  (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Property as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, by one or more appraisers or brokers (herein called "Appraiser(s)"), as provided in Section B.2(b), below. If appraiser(s) are used, such appraiser(s) shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If broker(s) are used, such broker(s) shall have at least five (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial and Office Realtors or equivalent.

  (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single Appraiser not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single Appraiser within such time period, then Landlord and Tenant shall each appoint one Appraiser not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within ten
(10) days thereafter, the two (2) appointed Appraisers shall appoint a third
(3rd) Appraiser. If either Landlord or Tenant fails to appoint its Appraiser within the prescribed time period, the single Appraiser appointed shall determine the fair rental value of the Property. If both parties fail to appoint Appraisers within the prescribed time periods, then the first Appraiser thereafter selected by a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own Appraiser and the parties shall share equally the cost of the single or third Appraiser, if applicable.

  (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Data, as monthly rent to a ready and willing landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single Appraiser is chosen, then such Appraiser shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the Appraiser(s) to complete the determination of the fair rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

                                       2

                                                                        /s/ SK
(C) 1988 Southern California Chapter   SIOR(TM)              Initials __________
         of the Society of Industrial                                   /s/ MB
         and Office Realtors,(R) Inc.                                 __________

                            (Multi-Tenant Net Form)

                           ADDITIONAL TERMS RIDER #1

                        LEASEHOLD IMPROVEMENT AGREEMENT
             FOR 6325 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA 92121

THIS LEASEHOLD IMPROVEMENT AGREEMENT ("Improvement Agreement") is dated for reference purposes only as June 1, 1998, and is made by and between STEVEN R. KEELING, a Delaware corporation ("Landlord"), and LXN CORPORATION, a Delaware corporation (Tenant"), as part of that certain Industrial Real Estate Lease ("Lease") of even date herewith between them, affecting that real property commonly known as 6325 Lusk Boulevard, ("Premises") located in the City of San Diego, County of San Diego, State of California. The following provisions are hereby added to the Lease and, in the event of conflict between this Improvement Agreement and the Lease, this Improvement Agreement shall prevail:

                                   SECTION 1
                                  DEFINITIONS

1.1 Definitions. Wherever used in this Improvement Agreement, capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease, and the following terms are defined as follows:

     1.1.1 Interior Tenant Improvement Allowance: Landlord shall provide a Tenant Improvement Allowance of twenty dollars ($20.00) per square foot (a total of Six Hundred Thousand Dollars [$600,000.00]). In addition to the base allowance, Landlord will provide an additional Tenant Improvement Allowance of up to five dollars ($5.00) per square foot, amortized over the term of the lease at a rate of ten percent (10%). This additional payment shall be treated as Base Rent and be subject to the same terms and conditions thereof.

     1.1.2 Exterior Tenant Improvement Allowance: Landlord will allow Tenant to design an entryway to the lobby of the building that will entail improvements to landscaping, architectural features of the building, and hardscaping. Landlord will also allow Tenant to make improvements off Lusk Boulevard to create better access and a more prominent corporate image for the building. All said plans and improvements to the building and site must first be reviewed by the Landlord and have written approval, which shall not be unreasonably withheld. All improvements and construction plans will be mutually agreed upon by Landlord and Tenant. Landlord will agree to amortize up to fifty thousand dollars ($50,000.00) for said improvements. The amortization of these additional improvements shall be at ten percent (10%) per annum and shall be treated as Base Rent, subject to the same terms and conditions thereof.

     1.1.3 Architect(s) collectively means Facility Solutions, Inc. and all other architects, structural engineers, mechanical engineers, construction manager and the other design professionals as are needed to design the Improvements, each of whom shall be duly licensed by the State of California and in good professional standing.

     1.1.4 Landlord's Improvements: Landlord, at Landlord's sole cost and expense, shall repaint the building per a mutually approved paint scheme, and slurry seal and restripe the parking lot. Landlord will perform this work prior to the Lease Commencement Date.

     1.1.5 Applicable Laws and Restrictions means all laws (including without limitation the Americans With Disabilities Act), building codes, ordinances, regulations, title covenants, conditions, and restrictions, and casualty underwriters requirements applicable to the Premises and the Improvements.

     1.1.6 Contractor(s) collectively means R.G. Petty Construction of San Diego and all other general contractors, design-build contractors, subcontractors, and material suppliers who provide labor and materials for construction of the Improvements. To the extent required by Applicable Laws and Restrictions, each Contractor shall be duly licensed by the State of California and in good professional standing.

       /s/ SK                      Page 1 of 6                      /s/ MB
___________________                                          ___________________
Landlord's Initials                                            Tenant's Initials

         1.1.7 Construction Cost means all of the following for Landlord's Work or Tenant's Work, as applicable:

                (1) payments to Contractor(s) for labor, material, equipment, and fixtures supplied pursuant to any construction contract entered into in accordance with this Improvement Agreement;

                (2) permits, taxes, fees, charges and levies by governmental and quasi-governmental agencies for Permits or for inspections of Landlord's Work or Tenant's work, as applicable;

                (3) fees paid by Tenant to Architect(s) or fees paid by Landlord to Architect(s), as applicable, for services required by this Improvement Agreement.

         1.1.8  Construction Documents are, as applicable,

                (1) the Final Plans;
                (2) bid packages;
                (3) construction contract:
                (4) material supply agreement; and
                (5) architect's agreement.

         1.1.9 Final Plans are those working drawings, plans, specifications, elevations, lighting design, interior finish design, and such similar drawings prepared by the Architect(s) and approved by Landlord pursuant to this Improvement Agreement.

         1.1.10 Improvements are the alterations, modifications and improvements described on the Final Plans, which will be constructed pursuant to this Improvement Agreement.

         1.1.11 Landlord's Representative is Steven R. Keeling (619-558-7905) or such other person as the Landlord shall designate in writing to Tenant as its authorized representative for the purpose of administering this Improvement Agreement.

         1.1.12 Permits are following permits, approvals, and consents of governmental authorities and third parties having jurisdiction over the work, which are required for commencement and completion of the Improvements.

         1.1.13 Tenant's Design Requirements is a written general description of the Tenant's desired Improvements, which includes:

                (1) design program;
                (2) preliminary space plan; and
                (3) any other information needed by the Architect(s) for
                    preparation of plans and specification for the Improvements.

         1.1.14 Tenant's Representative is Roger O'Neil (213-613-3549) or such other person, as the Tenant shall designate in writing to Landlord as its authorized representative for the purposes of administering this Improvement Agreement.

         1.1.15 Tenant's Work is the construction of all Improvements to the premises desired by the tenant and the installation of the Tenant's trade fixtures, furnishings, and equipment in the Premises.

         1.1.16 Separate Metering: Tenant shall be responsible for the cost of providing separate utility metering for the Premises. Said cost may be paid out of the Tenant Improvement Allowance.


                                   SECTION 2
                         DESIGNATION OF REPRESENTATIVE

   2.1 Designation of Representative. Landlord and Tenant hereby respectively appoint the Landlord's Representative and the Tenant's Representative as its sole representative for the purpose of this Improvement Agreement. Until replaced by written notice, the Landlord's Representative and the Tenant's Representative will have the full authority and responsibility to act on behalf of the Landlord and Tenant, respectively, as required in the Improvement Agreement.

   /s/ SK                       Page 2 of 6                          /s/ MB
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                   SECTION 3
                         CONTRACT DOCUMENTS & PERMITS


    3.1 Retention of Architect(s) & Delivery of Tenant's Design Requirements. Tenant shall retain the Architect(s) (who shall be subject to the reasonable approval of Landlord) to prepare the plans and specifications for the Improvements. To facilitate timely commencement and completion of the Improvements, on or before the date specified, Tenant shall deliver to Landlord for Landlord's approval the Tenant's Design Requirements, Landlord shall approve or disapprove the Tenant's Design as soon as reasonably possible. Landlord will pay for Tenant's space planner/architect to perform a test plan on the building at a cost not to exceed One Thousand Eight Hundred Dollars ($1,800.00)

    3.2 Preparation & Approval of Final Plans. Immediately following approval of Tenant's Design Requirements by Landlord, Tenant shall cause the Architect(s) to prepare and deliver to Landlord proposed Final Plans, which conform to the Tenant's Design Requirements, for completion of such items by the Architect(s). Landlord shall review the Final Plans and deliver to Tenant Landlord's written approval or disapproval thereof, if disapproved in any respect, the parties shall confer and negotiate in good faith to reach written agreement on the Final Plans, using all reasonable efforts to achieve final agreement on such items(s). Both parties shall initial each page of the approved Final Plans.

         The approvals required of Landlord by Sections 3.1 and 3.2 shall not be unreasonably withheld conditioned or delayed (within five (5) business days of receipt); provided, however, that Landlord may withhold its approval in its sole discretion to any work which affects the building structure, roof or building service equipment, is visible from the exterior of the Premises.

         Any disapproval by Landlord shall be accompanied by a written statement of the disapproved item and the reasons for disapproval. If Landlord's written notice of disapproval is not delivered in accordance with the limits and standards set forth in Sections 3.1 or 3.2, as the case may be, approval shall be deemed given.

    3.3 Application For Approvals. When the Final Plans are approved by Landlord, Tenant shall submit them to all appropriate governmental agencies and third parties for issuance of the Permits required for the construction of the Improvements. Tenant shall use all reasonable efforts to obtain the Permits within the time permitted. Landlord shall not be responsible for any delay or denial of a Permit.

    3.4 Changes to Final Plans. The Final Plans, and other Construction Documents may be modified only by a written "Change Order" and executed by Landlord and Tenant, which clearly describes (i) the change, and
         (ii) the cost of the change. Landlord' consent to any change requested by Tenant may be withheld in its reasonable discretion.

    3.5 Delay in Design Schedule, Inability to Obtain Permits, and Construction Cost in Excess of Allowance. Landlord shall have no liability to Tenant for any inability to obtain a Permit.


                                   SECTION 4
                            PERFORMANCE OF THE WORK

    4.1 Selection of Contractor(s) and Suppliers. Construction of the Landlord's Work, if any, shall be performed under the direction of Landlord by Contractor(s) selected by Landlord. Tenant shall enter into construction contract(s) with its Contractor(s). Notwithstanding selection or approval of the Contractor(s) or the construction contract(s), no Contractor of Tenant shall have any right or remedy against Landlord. Construction of the Tenant's Work shall be performed under the direction of Tenant by Contractor(s) selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld.

    4.2 Standard for Performance of the Work. Tenant shall cause the Tenant's Work to be constructed by well trained, adequately supervised workers, in a good and workmanlike manner, free from design material and workmanship defects in accordance with all Construction Documents and all Applicable Laws and Restrictions. Tenant shall comply, and shall cause its Contractor(s) to comply with the rules and regulations reasonably promulgated by Landlord for the performance and scheduling of the Tenant's Work. In addition to its other rights and remedies, Landlord shall have the right to suspend any Tenant's Work which interferes with or delays other construction, or detracts from harmonious labor relations, in the building.

    4.3 Indemnity. Except for cases of gross negligence and willful misconduct on the part of Landlord, Tenant shall indemmnify, defend, and hold harmless Landlord from any liabilities,


   /s/ SK                         Page 3 of 6                        /s/ MB
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials
      claims, damage, costs and expenses of every type and nature to the extent arising out of or resulting from (i) any personal injury, property damage, or interference with Landlord's Work occurring during the performance of Tenant's Work, (ii) the negligent acts and omissions of the Tenant or its architect, general contractor, subcontractors, material suppliers, agents, or employees on or about the Premises during the course of the Tenant's Work, (iii) claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it, or (iv) a breach by Tenant of this Improvement Agreement.

                                   SECTION 5
                            COMPLETION OF THE WORK

5.1 Inspection. Landlord Representative and Landlord's Architect(s) shall have the right to enter Premises at all times for the purpose of inspecting the progress of the Tenant's Work.

5.2 Delay in Substantial Completion. Landlord shall have no liability whatsoever for delay in the construction of the Improvements.

5.3 Completion Guarantee. Landlord will require Tenant to provide a Completion Guarantee for "Tenant's Work" in a form acceptable to Landlord. This form may be a completion bond or similar instrument approved by Landlord and must be provided to Landlord prior to the commencement of construction by Tenant.

                                   SECTION 6
                         PAYMENT OF CONSTRUCTION COST

6.1 Duty to Pay Construction Cost. Tenant shall bear their own cost for performance of their obligations under this Improvement Agreement, except Landlord shall pay the Construction Cost of the Tenant's Work, up to an amount equal to the Tenant Improvement Allowance, and such additional costs that are the obligation of the Landlord per the Lease Agreement. Tenant shall pay the remainder of such Construction Cost.

6.2 Method For Reimbursement of Construction Cost of Tenant's Work. The sums Landlord will pay to Tenant under this Improvement Agreement for Tenant's Work shall be paid as follows: Tenant shall contract directly with the selected contractor and receive invoices and billings directly from them. After Tenant has reviewed and approved said invoices and billings, they will then submit the invoices and billings to the Landlord on a monthly basis for Landlord's review and approval. Landlord shall have thirty (30) days to review and approve said invoices and billings and make payment directly to Tenant's contractor. Landlord shall have the right to disapprove invoices should the work be incomplete.

6.3 Notice of Non-Responsibility. Tenant shall provide Landlord with at least ten (10) days prior written notice of the date for commencement of the Tenant's Work, in order to permit the Landlord to post, file and record such Notices of Non-Responsibility and other instruments as may be necessary to protect the Landlord and its property from claims by Contractor(s) for unpaid Construction Costs and other liabilities associated with the Tenant's Work.

6.4 Liens. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Project, the Site, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agent's, employees, contractors, licenses or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, unconditional and final lien releases (and other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility, which it deems necessary for protection from such liens. If any such liens are filed, Tenant shall at its sole cost immediately cause such lien to be release of record of bondhold to Landlord's reasonable satisfaction so that it no longer affects title to the Project, the Site, the Building or the Premises. If Tenant fails to cause such lien to be released or bonded within twenty (20) days after thereof, Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within five (5) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payments by Landlord.

       /s/ SK                      Page 4 of 6                      /s/ MB
___________________                                          ___________________
Landlord's Initials                                            Tenant's Initials

                                   SECTION 7
                        REMOVAL OF TENANT IMPROVEMENTS

7.1 Removal of Alterations and Tenant Improvements. Except for the Tenant Improvements constructed by Tenant which shall remain in the Premises, all Alterations required by Landlord to be removed by Tenant at the time Landlord provided Tenant with Landlord's consent to a Tenant Alteration (or, in the event of a Pre-Approved Alteration (not requiring Landlord's consent), at the time Landlord approves Tenant's plans and specifications regarding such Pre-Approved Alteration), shall be removed by Tenant upon the expiration of this lease. If Tenant is required to remove any such items as described above, Tenant shall, as its sole cost, remove the identified items on or (or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair.)

7.2 Removal of Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain (including business and trade fixtures, furniture and moveable partitions) the property of Tenant, and shall be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this lease. Tenant shall promptly repair any damage caused by such removal.

7.3 Tenant's Failure to Remove. If Tenant fails to remove, by the expiration or sooner termination of this lease, all of its personal property or any items of Tenant Improvements or Tenant Alterations identified by Landlord for removal pursuant to Section 7.1 above, or if Tenant fails to comply with its obligations under Section 7.2, Landlord may, at its option, treat such failure as a holdover and/or may (without liability to Tenant for loss thereof, at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items as private or public sale for such price as Landlord may obtain as permitted under applicable law. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

                                   SECTION 8
                                 SCOPE OF WORK

8.0 Lease Commencement and Occupancy. The lease term shall commence upon completion of Tenant Improvements, but no later than one hundred five
      (105) days after Landlord has delivered the Premises to Tenant for the purposes of Tenant Improvement construction. The actual date shall be documented in writing by both parties, however, it is anticipated to be on or before December 1, 1998.

      (i) Tenant, along with its contractor's, subcontractor's, agents, etc, shall be permitted to enter Tenant's premises at any time prior to the anticipated commencement with no obligation to pay rent for the purpose of installing furniture, fixtures, equipment, leasehold improvements.

      (ii) During such early occupancy, all terms and conditions of the lease shall be in full force and effect.

                                   SECTION 9
                               SECURITY DEPOSIT

9.0 Security Deposit. Upon lease execution, Tenant shall provide Landlord with a Security Deposit equal to the following amounts:

      (i)     One (1) month's rent (Thirty-Three Thousand Dollars [$33,000.00]).

      (ii) Tenant will obtain, and make effective, a Letter of Credit equal to two (2) months' rent, if the aggregate of its Cash Reserves (cash, cash equivalents, and short-term investments) shall fall below Five Million Dollars ($5,000,000.00). Tenant may terminate such Letter of Credit, if effective, at any time if Tenant's Cash Reserves are equal to, or exceed, Five Million Dollars ($5,000,000.00) for three (3) consecutive months.

      (iii) Tenant shall provide Landlord with internal quarterly financial statements as well as the audited annual financial statement.

       /s/ SK                      Page 5 of 6                      /s/ MB
___________________                                          ___________________
Landlord's Initials                                            Tenant's Initials

                                  SECTION 10
                 OWNERSHIP OF SPECIALIZED TENANT IMPROVEMENTS

10.0 Ownership of Specialized Tenant Improvements. So long as Tenant is not in default of this Lease at the termination of the Lease and/or applicable extension options, Tenant shall have the right to remove from the Premises any specialized Tenant Improvements paid for and installed by Tenant, so long as Tenant repairs any damage resulting from such removal, and provides Landlord with a list of said improvements which they potentially intend to remove at the termination of the Lease. This list must be provided to Landlord in writing prior to the installation of any specialized equipment that shall become attached to the Building and may be perceived as part of the Tenant Improvements to the Building.

                                  SECTION 11
                       VACATION OF PREMISES BY LANDLORD

11.0 Vacation of Premises by Landlord: Landlord will vacate the Subject Premises on or before September 1, 1998, provided Tenant delivers to Landlord by August 1, 1998 an executed Lease, along with the first month's rent and the Security Deposit. Landlord will use its best efforts to vacate the Subject Premises in the timeliest fashion possible. If Landlord has not vacated the Subject Premises by September 10, 1998, then Tenant shall have the right to terminate this Lease.

                                  SECTION 12
                            RIGHT OF FIRST REFUSAL

12.0 Should Landlord sign a Letter of Intent to lease the space adjacent to Tenant's Premises, Landlord shall grant Tenant a Right of First Refusal to lease the space under the same terms and conditions as the Letter of Intent. Tenant shall have five (5) business days from the time they are presented the terms and conditions of the signed Letter of Intent to notify the Landlord of their intent to execute their First Right of Refusal. Tenant shall take the space under the same terms and conditions as the signed Letter of Intent, including Base Rent, Tenant Improvements, Base Rent Increases, Security Deposit, Term, and other pertinent deal points. Should Tenant elect not to exercise this First Right of Refusal, and the transaction contemplated thereunder does not occur, then Tenant shall have an ongoing First Right of Refusal. Once the space has been leased, Tenant shall no longer have any rights to the adjacent Properties.

       /s/ SK                      Page 6 of 6                      /s/ MB
___________________                                          ___________________
Landlord's Initials                                            Tenant's Initials

                                  ADDENDUM #1

ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE (MULTI-TENANT NET FORM) DATED JUNE 1, 1998 BY AND BETWEEN STEVEN R. AND BARBARA A. KEELING, (LANDLORD) AND LXN CORPORATION, A DELAWARE CORPORATION, (TENANT) FOR THE BUILDING LOCATED AT 6325 LUSK BOULEVARD, SAN DIEGO CALIFORNIA, 92121. TO THE EXTENT THAT THE PROVISIONS OF THIS ADDENDUM ARE INCONSISTENT WITH THE TERMS AND CONDITIONS OF THE LEASE, THE PROVISIONS OF THIS ADDENDUM SHALL CONTROL.

--------------------------------------------------------------------------------

                                  SECTION 13
                   ADDITIONAL TENANT IMPROVEMENT ALLOWANCE

13.0 Additional Tenant Improvement Allowance. Tenant shall utilize the additional Five and No/100ths Dollars ($5.00) per square foot for tenant improvements as stipulated in Section 1.1.1 of the Additional Terms Rider. The additional tenant improvement allowance will be amortized over the term of the lease at the rate of ten percent (10%). Therefore, Landlord shall provide Tenant with a tenant improvement allowance of Twenty Five and No/100th Dollars ($25.00) per square foot for a total of Seven Hundred Ninety Six Thousand Two Hundred Twenty Five and no/100ths Dollars ($796,225.00).

                                  SECTION 14
                            INCREASE IN RENTAL RATE

14.0 Increase in Rental Rate. The first year Rental Rate shall be increased to $1.205 per square foot or Thirty-eight Thousand Three Hundred, Seventy-eight Dollars and Four Cents ($38,378.04) per month, reflecting Tenant's additional improvement allowance of Five and No/100th Dollars ($5.00) per square foot. This additional payment shall be treated as Base Rent and be subject to the same terms and conditions thereof.



/s/ Steven R. Keeling                          9/10/98
_________________________________      _______________________
Steven R. Keeling (LANDLORD)           Date


/s/ Barbara A. Keeling                         9/10/98
_________________________________      _______________________
Barbara A. Keeling (LANDLORD)          Date


LXN Corporation, a Delaware Corporation
(TENANT)

    /s/ Randy Nelson                           9/8/98
By: _____________________________      _______________________
    President & CEO                    Date

                                Leased Premises

                       [DIAGRAM OF THE LEASED PREMISES]

                  LXN 3,960 SQ FT       REMAINDER 6,023 SQ FT
                    +   111.5                   +    91
                    +   100
                      ===========                 ===========
                    * 4,172 SF                    6,114 SF

                  *Second floor includes an additional 1,935
                   square feet of mezzanine area for a total of 6,107 square feet.

                                                                          /s/ MB
                                                                          /s/ SK

                                Leased Premises

                       [DIAGRAM OF THE LEASED PREMISES]

          FIRST FLOOR           * LXN 25,558 SF      OTHER 11,639 SF

              *First Floor includes an additional 184 square feet
               for Tenant's pro rata share of the telephone and electric room, for a total of 25,742 square feet.

                                  ADDENDUM #2

ADDENDUM TO THAT CERTAIN INDUSTRIAL REAL ESTATE LEASE (MULTI-TENANT NET FORM) DATED JUNE 1, 1998 BY AND BETWEEN STEVEN R. AND BARBARA A. KEELING (LANDLORD) AND LXN CORPORATION, A DELAWARE CORPORATION (TENANT) FOR THE BUILDING LOCATED AT 6325 LUSK BOULEVARD, SAN DIEGO CALIFORNIA, 92121. TO THE EXTENT THAT THE PROVISIONS OF THIS ADDENDUM ARE INCONSISTENT WITH THE TERMS AND CONDITIONS OF THE LEASE AND PREVIOUS ADDENDA, THE PROVISIONS OF THIS ADDENDUM SHALL CONTROL.

--------------------------------------------------------------------------------

                                  SECTION 15
               ADDITIONAL EXTERIOR TENANT IMPROVEMENT ALLOWANCE

15.0 Additional Tenant Improvement Allowance. Tenant shall utilize the additional Fifty Thousand and No/100ths Dollars ($50,000.00) for exterior tenant improvements as stipulated in Section 1.1.2 of the Additional Terms Rider. The additional tenant improvement allowance will be amortized over the term of the lease at the rate of ten percent (10%). Therefore, Landlord shall provide Tenant with a total tenant improvement allowance of Eight Hundred Forty-six Thousand Two Hundred Twenty-five Dollars ($846,225.00). Any unused portion of the Fifty Thousand Dollars ($50,000.00) will be credited toward Tenant's portion of the tenant improvement costs.

                                  SECTION 16
                            INCREASE IN RENTAL RATE

16.0 Increase in Rental Rate. The first year Rental Rate shall be increased to $1.24 per square foot or Thirty-nine Thousand Four Hundred Ninety-two Dollars and Seventy-six Cents ($39,492.76) per month, reflecting Tenant's additional improvement allowance of Fifty Thousand Dollars ($50,000.00). This additional payment shall be treated as Base Rent and be subject to the same terms and conditions thereof.


/s/ Steven R. Keeling
_______________________________        _______________________
Steven R. Keeling (LANDLORD)           Date



_______________________________        _______________________
Barbara A. Keeling (LANDLORD)          Date


LXN Corporation, a Delaware Corporation
(TENANT)


    /s/ Michael A. Beeuwsaert                  11/10/98
By: ___________________________        _______________________
               CFO                     Date


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